Exhibit 10.7

THIRD AMENDMENT TO

REVOLVING CREDIT AGREEMENT

THIS THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT (the “Amendment”) is dated as of June 16, 2008, between ACCENTIA BIOPHARMACEUTICALS, INC., a Florida corporation (herein called the “Borrower”), and SOUTHWEST BANK OF ST. LOUIS, a Missouri banking corporation, successor by merger to Missouri State Bank and Trust Company, a Missouri banking corporation (herein called the “Lender”).

WHEREAS, the parties hereto entered into a Revolving Credit Agreement, dated December 30, 2005, as amended (the “Credit Agreement”), pursuant to which Borrower executed and delivered its Revolving Credit Note in the original amount of Three Million and no/100 Dollars ($3,000,000, which note was amended by that certain Revolving Credit Note Modification Agreement, dated March 29, 2006, to increase the principal amount available for borrowing to Four Million and No/100 Dollars ($4,000,000.00) (the note as from time to time amended being hereinafter referred to as the “Revolving Credit Note”); and

WHEREAS, Borrower is entering into a Debt Payoff Agreement with Laurus Master Fund, Ltd. and in connection therewith is restructuring its various credit facilities with Lender and other existing or future credit providers and has asked Lender to modify certain terms and conditions of the Credit Agreement and certain ancillary documents to facilitate such restructuring; and

WHEREAS, Lender has agreed to do so subject to terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. Defined Terms. Terms defined in the Credit Agreement shall have the same meanings when used herein.

2. Amendment to Credit Agreement. The Credit Agreement is hereby amended, effective as of the date hereof, as follows:

A. The first recital is hereby amended by deleting therefrom the reference to “$4,000,000” in the first line thereof and substituting in lieu thereof the following: $4,085,000.”

B. The definition of Borrowing Base is hereby amended by deleting the reference to “$4,000,000” where it appears in the second line of said definition and substituting in lieu thereof: “$4,085,000”.

C. The term “Maturity Date” is hereby amended to be July 15, 2008:

D. The Security Agreement attached to the Credit Agreement as Exhibit C is hereby deleted and terminated in its entirety and the Security Agreement attached to the Credit Agreement as Exhibit D shall be amended in accordance with the terms and provisions of that certain Second Amendment to Security Agreement attached hereto as Exhibit 2B:

E. Section 4.15 (Financial Covenants) of the Credit Agreement is hereby amended by deleting said Section in its entirety and substituting in lieu thereof the following:

“Intentionally Deleted.”

F. Except as hereby amended, all other terms and conditions of the Credit Agreement shall remain the same and the Credit Agreement is in full force and effect.

3. Ancillary Actions. In addition to amending the Credit Agreement, Borrower has asked Lender and Lender and Borrower hereby agree to modify and amend the Security Agreement of TEAMM Pharmaceuticals, Inc. to revise the description of the collateral secured thereby and release the existing UCC-1 filings and to refile UCC-1’s to conform to the revised collateral description and Lender has so agreed. In consideration of the foregoing, Borrower has agreed to pledge to Lender 15,000,000 shares of the stock of Biovest International, Inc.

4. Conditions Precedent. The amendments provided for above shall become effective upon fulfillment of the following conditions precedent:

A. The Lender shall have received fully executed copies of each of the following:

1.	Two (2) counterparts of this Amendment; and

2.	Revolving Credit Note Modification Agreement; and

3.	Second Amendment to Security Agreement of TEAMM Pharmaceuticals, Inc.; and

4.	Stock Pledge Agreement of Borrower pledging 15,000,000 shares of Biovest International, Inc. together with stock powers signed in blank; and

5.	Guarantors’ reaffirmation of the Guaranty.

B. The Lender shall have received, in form and substance satisfactory to it, certified copies of all corporate action taken by the Borrower to authorize the execution, delivery and performance of this Amendment.

C. No Event of Default as specified in Section V of the Credit Agreement or in any of the other documents executed in connection with the Credit Agreement and no event which, with notice or lapse of time or both, would become such an Event of Default, shall have occurred and be continuing as of the date of this Amendment, the representations and warranties contained in Section III of the Credit Agreement shall be true on and as of said date with the same force and effect as if made on and as of said date; and the President of Borrower by executing this Amendment does so certify.

D. An updated list of all locations at which any of the Collateral is kept.

4. Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of Missouri.

5. Counterparts. This Amendment may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

6. Ratification. Except as amended hereby the Credit Agreement is in all respects ratified, approved and confirmed.

7. Writing Required. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

ACCENTIA BIOPHARMACEUTICALS, INC.

BY:	/S/ FRANCIS E. O’DONNELL, JR.
Name:	Francis E. O’Donnell, Jr.
Title:	Chairman and CEO

SOUTHWEST BANK OF ST. LOUIS

BY:	/S/ SCOTT Z. LARSON
Name:	Scott Z. Larson
Title:	Senior Vice President

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